                                 EXHIBIT 99.6

[LOGO]POPULAR                   PRELIMINARY SAMPLE                        [LOGO]
      ABS, INC.(SM)             POPULAR ABS 2005-5                         FBR


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-5                                           FICO < 600; GROUP I
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                                      Weighted      Average
                                                                Current     Pct by     Average       Stated    Weighted    Weighted
                                              # of            Principal       Curr       Gross    Remaining     Average     Average
Current Principal Balance ($)                Loans              Balance   Prin Bal      Coupon         Term    Orig LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                24         1,067,052.18       1.06       8.802          282       62.70         549
50,000.01 - 100,000.00                         167        13,098,256.92      13.04       8.232          340       78.29         559
100,000.01 - 150,000.00                        169        21,022,215.98      20.93       7.799          347       79.07         562
150,000.01 - 200,000.00                        125        21,866,967.88      21.77       7.523          350       77.30         559
200,000.01 - 250,000.00                         69        15,533,711.47      15.47       7.334          359       75.89         566
250,000.01 - 300,000.00                         34         9,375,929.60       9.34       7.474          350       75.31         559
300,000.01 - 350,000.00                         21         6,815,916.84       6.79       7.418          359       79.31         560
350,000.01 - 400,000.00                         12         4,459,170.05       4.44       7.035          358       80.64         576
400,000.01 - 450,000.00                          7         2,965,518.40       2.95       6.855          359       79.49         584
450,000.01 - 500,000.00                          4         1,874,815.58       1.87       7.045          358       82.01         562
500,000.01 - 550,000.00                          1           538,419.78       0.54       6.375          357       71.05         569
550,000.01 - 600,000.00                          1           580,000.00       0.58       8.450          359       80.00         546
600,000.01 - 650,000.00                          2         1,235,592.56       1.23       7.230          360       81.81         567
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                         636       100,433,567.24     100.00       7.591          350       77.71         562
-----------------------------------------------------------------------------------------------------------------------------------
Min: $27,794.72
Max: $630,000.00
Average: $157,914.41
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                                      Weighted      Average
                                                                Current     Pct by     Average       Stated    Weighted    Weighted
                                              # of            Principal       Curr       Gross    Remaining     Average     Average
Current Gross Rate                           Loans              Balance   Prin Bal      Coupon         Term    Orig LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                                    7         1,755,697.15       1.75       5.865          359       71.92         589
6.000 - 6.499                                   28         5,988,451.03       5.96       6.324          348       71.63         580
6.500 - 6.999                                  110        23,404,499.80      23.30       6.819          355       75.04         576
7.000 - 7.499                                   93        15,456,383.99      15.39       7.283          349       78.79         566
7.500 - 7.999                                  198        30,437,314.83      30.31       7.771          348       79.26         558
8.000 - 8.499                                   63         8,225,245.78       8.19       8.275          356       80.34         557
8.500 - 8.999                                   93        10,998,402.51      10.95       8.758          346       80.12         540
9.000 - 9.499                                   13         1,321,342.83       1.32       9.279          334       80.98         536
9.500 - 9.999                                   21         1,847,805.23       1.84       9.759          355       75.96         534
10.000 - 10.499                                  3           374,127.56       0.37      10.351          359       77.15         543
10.500 - 10.999                                  4           413,915.42       0.41      10.912          333       69.76         536
11.500 - 11.999                                  2           160,419.90       0.16      11.577          357       75.67         530
12.500 - 12.999                                  1            49,961.21       0.05      12.500          357       78.13         509
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                         636       100,433,567.24     100.00       7.591          350       77.71         562
-----------------------------------------------------------------------------------------------------------------------------------
Min: 5.620
Max: 12.500
Weighted Average: 7.591
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                                      Weighted      Average
                                                                Current     Pct by     Average       Stated    Weighted    Weighted
                                              # of            Principal       Curr       Gross    Remaining     Average     Average
FICO                                         Loans              Balance   Prin Bal      Coupon         Term    Orig LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
500 - 524                                       99        14,003,715.21      13.94       8.175          348       71.05         512
525 - 549                                      136        21,890,595.37      21.80       7.948          355       78.12         536
550 - 574                                      132        20,691,125.99      20.60       7.660          350       78.08         566
575 - 599                                      269        43,848,130.67      43.66       7.194          349       79.47         590
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                         636       100,433,567.24     100.00       7.591          350       77.71         562
-----------------------------------------------------------------------------------------------------------------------------------
Min: 500
Max: 599
NZ Weighted Average: 562
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

POPULAR ABS 2005-5                                           FICO < 600; GROUP I
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                                      Weighted      Average
                                                                Current     Pct by     Average       Stated    Weighted    Weighted
                                              # of            Principal       Curr       Gross    Remaining     Average     Average
Original LTV                                 Loans              Balance   Prin Bal      Coupon         Term    Orig LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
0.00 - 49.99                                    25         3,009,078.03       3.00       7.294          343       37.95         557
50.00 - 54.99                                   10         1,700,277.49       1.69       6.946          353       52.63         546
55.00 - 59.99                                   17         2,538,151.94       2.53       7.245          341       57.34         551
60.00 - 64.99                                   29         4,598,432.69       4.58       7.778          335       62.66         545
65.00 - 69.99                                   34         6,104,625.70       6.08       7.191          352       67.24         559
70.00 - 74.99                                   66        11,058,400.03      11.01       7.618          350       72.33         558
75.00 - 79.99                                   89        15,745,558.30      15.68       7.417          353       77.39         560
80.00 - 80.00                                  119        17,580,935.17      17.51       7.647          349       80.00         564
80.01 - 84.99                                   50         8,771,687.82       8.73       7.467          349       83.37         573
85.00 - 89.99                                  100        14,526,161.59      14.46       7.795          353       85.88         562
90.00 - 94.99                                   76        11,757,183.29      11.71       7.878          352       90.08         567
95.00 - 99.99                                   15         2,136,173.35       2.13       7.775          359       95.44         590
100.00 >=                                        6           906,901.84       0.90       7.924          359      100.00         581
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                         636       100,433,567.24     100.00       7.591          350       77.71         562
-----------------------------------------------------------------------------------------------------------------------------------
Min: 10.00
Max: 100.00
Weighted Average: 77.71
% > 80: 37.93
% > 90: 3.29
% > 95: 1.19
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                                      Weighted      Average
                                                                Current     Pct by     Average       Stated    Weighted    Weighted
Original CLTV Including                       # of            Principal       Curr       Gross    Remaining     Average     Average
Silent Seconds                               Loans              Balance   Prin Bal      Coupon         Term    Orig LTV       FICO
-----------------------------------------------------------------------------------------------------------------------------------
0.00 - 49.99                                    25         3,009,078.03       3.00       7.294          343       37.95         557
50.00 - 54.99                                   10         1,700,277.49       1.69       6.946          353       52.63         546
55.00 - 59.99                                   17         2,538,151.94       2.53       7.245          341       57.34         551
60.00 - 64.99                                   29         4,598,432.69       4.58       7.778          335       62.66         545
65.00 - 69.99                                   34         6,104,625.70       6.08       7.191          352       67.24         559
70.00 - 74.99                                   66        11,058,400.03      11.01       7.618          350       72.33         558
75.00 - 79.99                                   89        15,745,558.30      15.68       7.417          353       77.39         560
80.00 - 80.00                                   94        13,776,983.06      13.72       7.815          352       80.00         555
80.01 - 84.99                                   50         8,771,687.82       8.73       7.467          349       83.37         573
85.00 - 89.99                                  101        14,633,975.09      14.57       7.787          353       85.84         562
90.00 - 94.99                                   76        11,757,183.29      11.71       7.878          352       90.08         567
95.00 - 99.99                                   15         2,136,173.35       2.13       7.775          359       95.44         590
100.00 >=                                       30         4,603,040.45       4.58       7.220          344       83.94         592
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                         636       100,433,567.24     100.00       7.591          350       77.71         562
-----------------------------------------------------------------------------------------------------------------------------------
Min: 10.00
Max: 100.00
Weighted Average: 77.71
% > 80: 37.93
% > 90: 3.29
% > 95: 1.19
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                   Page 2 of 6

POPULAR ABS 2005-5                                            FICO < 600; GROUP
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                                      Weighted      Average
                                                                Current     Pct by     Average       Stated    Weighted    Weighted
                                              # of            Principal       Curr       Gross    Remaining     Average     Average
Original Term (months)                       Loans              Balance   Prin Bal      Coupon         Term    Orig LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
120                                              2           228,397.70       0.23       7.572          118       69.44         592
180                                             36         3,343,501.36       3.33       7.928          178       73.02         562
240                                              9         1,219,186.05       1.21       7.270          239       76.06         560
300                                              2           288,319.98       0.29       6.600          299       82.12         592
360                                            587        95,354,162.15      94.94       7.587          358       77.91         562
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                         636       100,433,567.24     100.00       7.591          350       77.71         562
-----------------------------------------------------------------------------------------------------------------------------------
Min: 120
Max: 360
Weighted Average: 352
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                                      Weighted      Average
                                                                Current     Pct by     Average       Stated    Weighted    Weighted
                                              # of            Principal       Curr       Gross    Remaining     Average     Average
Stated Remaining Term (months)               Loans             Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
-----------------------------------------------------------------------------------------------------------------------------------
61 - 120                                         2           228,397.70       0.23       7.572          118       69.44         592
121 - 180                                       36         3,343,501.36       3.33       7.928          178       73.02         562
181 - 240                                        9         1,219,186.05       1.21       7.270          239       76.06         560
241 - 300                                        2           288,319.98       0.29       6.600          299       82.12         592
301 - 360                                      587        95,354,162.15      94.94       7.587          358       77.91         562
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                         636       100,433,567.24     100.00       7.591          350       77.71         562
-----------------------------------------------------------------------------------------------------------------------------------
Min: 118
Max: 360
Weighted Average: 350
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                                      Weighted      Average
                                                                Current     Pct by     Average       Stated    Weighted    Weighted
FRM                                           # of            Principal       Curr       Gross    Remaining     Average     Average
ARM                                          Loans             Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                                     636       100,433,567.24     100.00       7.591          350       77.71         562
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                         636       100,433,567.24     100.00       7.591          350       77.71         562
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                                      Weighted      Average
                                                                Current     Pct by     Average       Stated    Weighted    Weighted
                                              # of            Principal       Curr       Gross    Remaining     Average     Average
Product                                      Loans             Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
-----------------------------------------------------------------------------------------------------------------------------------
Balloon 30/15                                    2           217,719.61       0.22       7.870          178       65.21         591
Balloon 30/15 60mo IO                            1            92,000.00       0.09       6.290          178       72.44         586
Fixed 10 yr                                      2           228,397.70       0.23       7.572          118       69.44         592
Fixed 15 yr                                     33         3,033,781.75       3.02       7.981          178       73.60         559
Fixed 20 yr                                      9         1,219,186.05       1.21       7.270          239       76.06         560
Fixed 25 yr                                      2           288,319.98       0.29       6.600          299       82.12         592
Fixed 30 yr                                    578        93,255,002.12      92.85       7.594          358       77.86         562
Fixed 30 yr - 60mo IO                            9         2,099,160.03       2.09       7.257          358       79.99         581
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                         636       100,433,567.24     100.00       7.591          350       77.71         562
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                   Page 3 of 6

POPULAR ABS 2005-5                                           FICO < 600; GROUP I
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                                       Weighted     Average
                                                                Current      Pct by     Average      Stated    Weighted    Weighted
Prepayment Penalty Original                   # of            Principal        Curr       Gross   Remaining     Average     Average
Term (months)                                Loans              Balance    Prin Bal      Coupon        Term    Orig LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
0                                               73         9,232,563.02       9.19       8.332          350       79.63         555
12                                              56        10,425,581.40      10.38       7.884          350       70.28         551
24                                              24         3,390,758.23       3.38       7.524          355       72.82         559
36                                             117        16,180,685.31      16.11       7.871          351       79.32         563
48                                               1           102,915.41       0.10       6.990          359       78.03         586
60                                             365        61,101,063.87      60.84       7.360          350       78.54         565
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                         636       100,433,567.24     100.00       7.591          350       77.71         562
-----------------------------------------------------------------------------------------------------------------------------------
Loans with Penalty: 90.81
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                                      Weighted      Average
                                                                Current     Pct by     Average       Stated    Weighted    Weighted
                                              # of            Principal       Curr       Gross    Remaining     Average     Average
Lien                                         Loans              Balance   Prin Bal      Coupon         Term    Orig LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                                     636       100,433,567.24     100.00       7.591          350       77.71         562
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                         636       100,433,567.24     100.00       7.591          350       77.71         562
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                                      Weighted      Average
                                                                Current     Pct by     Average       Stated    Weighted    Weighted
                                              # of            Principal       Curr       Gross    Remaining     Average     Average
Documentation Type                           Loans              Balance   Prin Bal      Coupon         Term    Orig LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                                       537        82,328,840.26      81.97       7.582          350       78.88         561
SI                                              96        17,754,710.17      17.68       7.629          349       72.43         570
Alt Doc                                          3           350,016.81       0.35       7.788          357       70.29         547
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                         636       100,433,567.24     100.00       7.591          350       77.71         562
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                                      Weighted      Average
                                                                Current     Pct by     Average       Stated    Weighted    Weighted
                                              # of            Principal       Curr       Gross    Remaining     Average     Average
Loan Purpose                                 Loans              Balance   Prin Bal      Coupon         Term    Orig LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                              567        90,400,278.29      90.01       7.572          350       77.24         561
Purchase                                        36         5,393,525.90       5.37       7.919          358       81.83         572
Rate/Term Refinance                             33         4,639,763.05       4.62       7.579          345       82.24         569
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                         636       100,433,567.24     100.00       7.591          350       77.71         562
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                                      Weighted      Average
                                                                Current     Pct by     Average       Stated    Weighted    Weighted
                                              # of            Principal       Curr       Gross    Remaining     Average     Average
Property Type                                Loans              Balance   Prin Bal      Coupon         Term    Orig LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                         577        89,146,570.22      88.76       7.600          350       77.92         563
Duplex                                          34         7,037,674.50       7.01       7.423          355       75.58         559
Condominium                                     19         2,752,563.87       2.74       7.763          340       75.29         558
Townhouse                                        3           745,729.00       0.74       7.556          360       79.90         540
Quadruplex                                       2           701,159.30       0.70       7.613          359       82.94         561
Triplex                                          1            49,870.35       0.05       6.759          357       41.67         566
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                         636       100,433,567.24     100.00       7.591          350       77.71         562
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                   Page 4 of 6

POPULAR ABS 2005-5                                           FICO < 600; GROUP I
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                                      Weighted      Average
                                                                Current     Pct by     Average       Stated    Weighted    Weighted
                                              # of            Principal       Curr       Gross    Remaining     Average     Average
Occupancy Type                               Loans              Balance   Prin Bal      Coupon         Term    Orig LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                                 623        98,162,995.00      97.74       7.595          350       77.86         562
Non-Owner Occupied                              13         2,270,572.24       2.26       7.450          351       71.50         566
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                         636       100,433,567.24     100.00       7.591          350       77.71         562
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                                      Weighted      Average
                                                                Current     Pct by     Average       Stated    Weighted    Weighted
                                              # of            Principal       Curr       Gross    Remaining     Average     Average
State                                        Loans              Balance   Prin Bal      Coupon         Term    Orig LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
New York                                        74        15,547,854.24      15.48       7.607          351       71.90         558
Maryland                                        43         9,649,959.63       9.61       7.076          355       76.06         571
Illinois                                        44         7,907,320.37       7.87       7.790          350       79.62         550
Florida                                         46         6,256,330.81       6.23       7.509          348       73.93         563
Virginia                                        29         5,459,994.76       5.44       7.368          353       81.22         573
New Jersey                                      23         5,144,572.71       5.12       7.430          359       77.92         561
Massachusetts                                   17         4,302,163.41       4.28       7.375          354       75.17         553
Pennsylvania                                    36         4,084,363.91       4.07       7.681          349       80.06         566
Indiana                                         38         3,719,100.98       3.70       7.959          353       83.64         558
California                                      15         3,480,797.85       3.47       6.970          358       73.53         574
Ohio                                            31         3,402,868.11       3.39       7.640          350       84.50         573
Georgia                                         28         3,340,694.37       3.33       7.964          343       81.82         565
Michigan                                        22         2,379,198.77       2.37       8.050          355       84.84         563
Tennessee                                       19         2,088,170.63       2.08       7.720          337       83.01         566
Nevada                                           6         1,959,051.22       1.95       7.621          359       77.36         565
Arizona                                         11         1,909,100.93       1.90       7.703          358       77.73         549
Connecticut                                     10         1,703,788.04       1.70       7.362          347       68.54         560
Texas                                           21         1,669,690.59       1.66       8.375          311       79.08         544
South Carolina                                  10         1,665,293.79       1.66       7.683          358       78.23         561
North Carolina                                  12         1,597,169.38       1.59       7.749          353       84.16         577
Rhode Island                                     7         1,580,776.82       1.57       7.154          359       75.86         564
Missouri                                        11         1,300,745.93       1.30       7.918          359       83.20         573
Wisconsin                                        7           989,886.49       0.99       7.788          328       83.61         568
Washington                                       6           868,902.65       0.87       7.865          318       82.82         575
Arkansas                                         8           868,118.48       0.86       8.127          320       76.10         557
Kansas                                           7           816,192.87       0.81       8.020          359       82.29         567
Oklahoma                                        11           800,176.60       0.80       8.316          306       80.96         548
Alabama                                          7           704,327.04       0.70       8.656          358       84.04         556
New Mexico                                       5           682,903.04       0.68       8.170          358       82.63         558
Oregon                                           3           638,085.71       0.64       7.990          320       73.14         516
Minnesota                                        4           554,783.39       0.55       7.077          359       83.17         591
Iowa                                             5           549,345.82       0.55       7.895          358       82.02         565
Kentucky                                         4           505,945.43       0.50       8.490          359       86.31         552
Maine                                            3           460,517.22       0.46       6.847          309       70.77         580
Utah                                             3           391,018.47       0.39       7.318          358       86.17         581
Colorado                                         2           355,188.70       0.35       8.003          357       86.57         560
Delaware                                         2           298,214.59       0.30       6.901          358       74.56         566
New Hampshire                                    2           292,743.65       0.29       6.672          359       65.34         589
Vermont                                          1           223,445.83       0.22       6.999          357       54.90         529
Idaho                                            2           186,823.38       0.19       8.786          358       69.27         501
North Dakota                                     1            97,940.63       0.10       8.500          359       84.85         525
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                         636       100,433,567.24     100.00       7.591          350       77.71         562
-----------------------------------------------------------------------------------------------------------------------------------
Top 3 Zip Code: 60629(0.88%),91977(0.63%),60618(0.61%),60622(0.60%),89149(0.58%)
Number of States: 41
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gross Margin
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

POPULAR ABS 2005-5                                           FICO < 600; GROUP I
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Minimum Interest rate
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Maximum Interest Rate
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Initial Periodic Rate Cap
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Subsequent Periodic Rate Cap
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

                                   Page 6 of 6